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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 7, 1994 included in ARAMARK Corporation's Form 10-K for the year ended September 30, 1994 and to all references to our Firm included in this registration statement.


                                        ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
 November 14, 1995